BLACKROCK LIQUIDITY FUNDS
T-Fund
Treasury Trust Fund

Supplement Dated May 13, 2009 to the
Statement of Additional Information Dated March 2, 2009

     In order to avoid generating a negative yield as a result of the historically low returns currently offered on U.S. Treasury securities and certain short-term U.S. Government agency securities, T-Fund and Treasury Trust Fund may each, as a temporary defensive strategy, which may be discontinued at any time without notice, invest in other securities described below. Each of these securities will be an “Eligible Security”, as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended, that has been determined to present minimal credit risk by BlackRock Institutional Management Corporation, the Funds’ Manager, pursuant to guidelines approved by the Board of Trustees.

     Effective June 27, 2009, T-Fund may invest up to 20% of its net assets in (i) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the Federal Deposit Insurance Corporation (“FDIC”)), and (ii) repurchase agreements that are secured with collateral issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the FDIC).

     Effective June 27, 2009, Treasury Trust Fund may invest up to 20% of its net assets in (i) repurchase agreements that are secured by U.S. Treasury securities, (ii) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the FDIC), and (iii) repurchase agreements that are secured with collateral issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the FDIC).

     In connection with the changes set forth above, effective June 27, 2009, the Statement of Additional Information is hereby amended as follows:

  The sub-section titled “Investment Strategies, Risks and Policies — Repurchase Agreements” beginning on page 6 is hereby amended to add Treasury Trust Fund to the list of funds to which the discussion applies.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

Code # BRLF-SAI-SUP-0509